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                                                       SUBSCRIPTION DOCUMENT A

                            AMERICAN CRYSTAL SUGAR COMPANY

                      SUBSCRIPTION AGREEMENT FOR PREFERRED STOCK

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NAME AND ADDRESS OF SHAREHOLDER:                NUMBER OF SHARES OF PREFERRED STOCK, PAR
__________________________________              VALUE $76.77, OWNED OF RECORD BY THE
__________________________________              SHAREHOLDER AS OF JULY 31, 1996:______________
__________________________________
__________________________________              NUMBER OF SHARES OF PREFERRED STOCK, PAR
                                                VALUE $76.77, THAT THE SHAREHOLDER IS
                                                ENTITLED TO PURCHASE:_________________________

                                                TOTAL PURCHASE PRICE: $_______________________

TO BE COMPLETED AND MAILED OR DELIVERED TO:     AMERICAN CRYSTAL SUGAR COMPANY
                                                101 NORTH THIRD STREET
                                                MOORHEAD, MINNESOTA  56560
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    ACCORDING TO THE RECORDS OF AMERICAN CRYSTAL SUGAR COMPANY (THE
"COMPANY"), AS OF JULY 31, 1996, THE MEMBER LISTED ABOVE OWNED ONE (1) SHARE OF THE COMPANY'S COMMON STOCK AND __________ SHARES OF THE COMPANY'S
PREFERRED STOCK, PAR VALUE $76.77.  BASED ON SUCH OWNERSHIP, THE MEMBER
LISTED ABOVE HAS THE RIGHT TO PURCHASE __________ SHARES OF THE COMPANY'S PREFERRED STOCK, BEING PART OF THE COMPANY'S PUBLIC OFFERING OF A TOTAL OF __________ SHARES OF PREFERRED STOCK, AS DESCRIBED IN THE PROSPECTUS.

    THE UNDERSIGNED MEMBER HEREBY SUBSCRIBES FOR AND AGREES TO PURCHASE THAT NUMBER OF SHARES OF PREFERRED STOCK LISTED ABOVE, AT A PRICE OF $1,500 PER SHARE, AND DELIVERS HEREWITH A CHECK PAYABLE TO "AMERICAN CRYSTAL SUGAR COMPANY" IN FULL PAYMENT OF THE TOTAL PURCHASE PRICE STATED ABOVE.

    THE UNDERSIGNED MEMBER HEREBY DECLARES AND REPRESENTS THAT (I) THE UNDERSIGNED CONTINUES TO BE ELIGIBLE FOR MEMBERSHIP IN THE COMPANY AS OF THE DATE HEREOF, IN ACCORDANCE WITH THE COMPANY'S ARTICLES OF INCORPORATION AND BY-LAWS, (II) THE UNDERSIGNED MEMBER ACKNOWLEDGES AND AGREES THAT THE PURCHASE OF THE SHARES OF PREFERRED STOCK WILL OBLIGATE SUCH MEMBER TO PROVIDE SUGARBEETS TO THE COMPANY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE MEMBER'S "GROWER'S AGREEMENT(S)" WITH THE COMPANY AND (III) THAT SUCH GROWER'S AGREEMENTS SHALL BE DEEMED AMENDED TO INCLUDE THE SHARES OF PREFERRED STOCK PURCHASED HEREBY.

INSTRUCTIONS: IF THE SHAREHOLDERS ARE CO-OWNERS OR JOINT OWNERS, EACH SHOULD SIGN. IF THE SHAREHOLDER IS A CORPORATION, AN OFFICER SHOULD SIGN AND GIVE HIS TITLE. IF THE SHAREHOLDER IS A PARTNERSHIP, A PARTNER SHOULD SIGN AND GIVE HIS TITLE.

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DATED:
       ---------------------------              ---------------------------------------------
                                                (SIGNATURE) (TITLE)

DATED:
       ---------------------------              ---------------------------------------------
                                                (SIGNATURE) (TITLE)
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THIS SUBSCRIPTION AGREEMENT MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE
OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN
DECEMBER 20, 1996 AT 5:00 P.M.  YOUR CHECK MUST BE RETURNED WITH THIS
SUBSCRIPTION AGREEMENT.